UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2014

EARTH LIFE SCIENCES INC.

(fk CANADIAN TACTICAL TRAINING ACADEMYINC.)

(Exact name of registrant as specified in its charter)

NEVADA	001-31444	98-0361119
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

7000 Chemin Cote de Liesse, Suite 8 Montreal, Quebec Canada H4T 1E7
(Address of principal executive offices)

(514) 373-8411

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Name Change and Reverse Stock Split

Effective June 2, 2014, Finra approved a name change and 1 for 40 reverse stock split fo the Company, changing its name from Canadian Tactical Training Academy Inc. to Earth Life Sciences Inc.

Effective June 2, 2014, the Company commenced trading under the symbol CTTGD under the cusip 136651106.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH LIFE SCIENCES INC.

Date: June 6, 2014	/s JOCELYN MOISAN
------------------------------- JOCELYN MOISAN